                      NEW ENGLAND VARIABLE ANNUITY FUND I

                     Individual Variable Annuity Contracts
                                   Issued by
                   New England Mutual Life Insurance Company

                       Supplement dated November 10, 1995
                        to Prospectus dated May 1, 1995

  New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  Upon consummation of the merger, New England Variable Annuity Fund I (the "Fund") will become a separate account of MetLife or a subsidiary of MetLife such as New England Variable Life Insurance Company, which is currently a subsidiary of The New England and which will become a subsidiary of MetLife as a consequence of the merger. The Contracts will thereafter be deemed to be variable annuity contracts issued by the company to which the Fund is transferred, and insurance obligations under the contracts will thereafter be backed by the assets of that company. Information concerning the company assuming the obligations under the Contracts will be sent to contractholders shortly after the merger is effected.

  New England Investment Companies, L.P. ("NEIC") is the owner of a majority limited partnership interest in the Fund's investment adviser, Capital Growth Management Limited Partnership ("CGM"). The New England owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC.

  The merger of The New England into MetLife is being treated as an "assignment" of the existing investment advisory agreement between the Fund and CGM for purposes of the Investment Company Act of 1940. Under the Act, such an "assignment" will result in the automatic termination of the Fund's investment advisory agreement with CGM, effective at the time of the merger. Prior to the merger, contractholders of the Fund will be asked to approve a new investment advisory agreement between the Fund and CGM, intended to take effect at the time of the merger. The new agreement is expected to be substantially identical to the existing agreement. A proxy statement describing the new agreement will be sent to contractholders of the Fund prior to their being asked to vote on the new agreement.


VAI-1-95

                          PROSPECTUS
                          NEW ENGLAND VARIABLE ANNUITY FUND I
                          Individual Variable Annuity Contracts
                          -----------------------------------------------------
                          Offered by
                          New England Mutual Life Insurance Company
                          501 Boylston Street, Boston, Massachusetts 02116 617/578-2000

                                  MAY 1, 1995

  This prospectus offers individual variable annuity contracts for use with various retirement plans that qualify for tax-benefited treatment under the Internal Revenue Code (the "Code"), for individual use and for use with plans and trusts not qualifying under the Code for tax-benefited treatment. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. Net purchase payments with respect to the contracts are invested in New England Variable Annuity Fund I (the "Fund"), a separate investment account of New England Mutual Life Insurance Company (the "Insurance Company"). The investment objective of the Fund is to obtain growth of capital through investment principally in equity securities of a diversified group of companies and industries.

  Although this prospectus describes the terms of the contracts, no new contracts are being offered at this time. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.

  This prospectus should be read carefully and retained for future reference. It sets forth information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund is contained in a Statement of Additional Information dated May 1, 1995, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears on page 24 of this prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.

  New England Securities, a wholly-owned subsidiary of the Insurance Company, serves as principal underwriter for the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
SPECIAL TERMS
--------------------------------------------------------------------------------

 As used in this prospectus, the following terms have the indicated meanings:

 Annuitant: the person on whose life the variable annuity contract is issued.

 Fund: a separate investment account of the Insurance Company through which amounts attributable to the variable annuity contracts offered hereby are set aside and invested.

 Payee: any person entitled to receive payment in one sum or under a payment option. The term includes (i) an Annuitant, (ii) a beneficiary or contingent beneficiary who becomes entitled to payments upon death of the Annuitant, and
(iii) in the event of surrender or partial surrender of the contract, the Contractholder.

 Contractholder: the person or entity with legal rights of ownership in a vari-able annuity contract.

 Deferred Contract: a variable annuity contract in which annuity payments are to commence on a selected future maturity date.

 Immediate Contract: a variable annuity contract in which annuity payments are to commence at a date agreed upon by the Insurance Company and the Contractholder, which date is normally the date the purchase payment is ap-plied.

 Purchase Payments: amounts paid to the Insurance Company by or on behalf of the Annuitant to purchase a variable annuity.

 After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

 Net Purchase Payments: the balance of purchase payments remaining after first deducting any applicable state premium taxes and after further applying deduc-tions for sales and administrative expenses.

 Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract prior to application under a payment option.

 Annuity Period: the period commencing when amounts accumulated under a de-ferred annuity contract are applied under a payment option. An immediate annu-ity contract is always in the annuity period.

 Accumulation Unit: an accounting device used to measure the value of a con-tract before annuity payments begin.

 Annuity Unit: an accounting device used to calculate the dollar amount of an-nuity payments.

 Maturity Date: the date on which annuity payments are scheduled to commence.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

  VARIABLE ANNUITY CONTRACTS -- This prospectus offers individual variable annuity contracts for individual use and for use with retirement plans, including the following plans that qualify for tax-benefited treatment: (1) retirement plans qualified under Section 401(a), 401(k), or 403(a) of the Code ("Qualified Plans"); (2) annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans"); (3) individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("Simplified Employee Pension Plans"); (4) eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and (5) governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  The basic objective of the contracts is to provide annuity payments that will tend to conform more closely than a fixed annuity would to changes in the cost of living. To this end, annuity payments under the contracts are based on the changing values of the assets held in the Fund.

  THE FUND'S ADVISER -- Capital Growth Management Limited Partnership serves as an investment adviser to the Fund for a fee equal to an annual rate of .3066 of 1% of the Fund's average daily net assets. (See "Investment Advisory Services and Deductions.")

  PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. From each purchase payment there are first deducted any applicable state premium taxes, which currently range up to 2%. Deductions are then made from each after-tax purchase payment for sales and administrative expenses. Such expenses may aggregate up to 9.9% of the net purchase payment (9% of the after-tax purchase payment) for flexible payment deferred contracts and 8.7% of the net purchase payment (8% of the after-tax purchase payment) for single purchase payment deferred or immediate contracts. The deduction from any purchase payment for sales expenses will not exceed 6% of the after-tax payment. Reduced sales charges are applicable in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

  OTHER DEDUCTIONS -- The Insurance Company is compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal, on an annual basis, to a maximum of .9490 of 1% for deferred contracts and .6935 of 1% for immediate contracts. (See "Mortality and Expense Risks and Deductions.")

  SURRENDER OF CONTRACT -- Before annuity payments are to commence, Contractholders may surrender their contracts without charge, for their cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).")

--------------------------------------------------------------------------------
                                 EXPENSE TABLE
--------------------------------------------------------------------------------

  The following table lists the charges and expenses incurred with respect to purchase payments invested under the contracts. The items listed include charges deducted from purchase payments and charges assessed against the Fund's assets. The purpose of the table is to assist you in understanding the various costs and expenses which you will bear, directly and indirectly, as a Contractholder.(1)

CONTRACTHOLDER TRANSACTION EXPENSES

                                        FLEXIBLE PURCHASE    SINGLE PURCHASE
                                        PAYMENT CONTRACTS   PAYMENT CONTRACTS
                                        ----------------- ---------------------
Sales Load Imposed on Purchases (as a
 percentage of purchase payments after
 deduction of any applicable premium
 tax).................................          6%           6% of first $5,000
                                                          3.75% of next $95,000
                                                          1.75% of excess
Administrative Charge Imposed on
 Purchases (as a percentage of
 purchase payments after deduction of
 any applicable premium tax)..........   3% of first $46     2% of first $5,000
                                         2% of excess     0.25% of excess
Maximum Premium Tax Charge Imposed on
 Purchases (as a percentage of
 purchase payments)(2)................         2.0%                2.0%

ANNUAL EXPENSES
 (as a percentage of average net assets)(3)

   Management Fee......................................................... 0.31%
   Expense Risk Fee....................................................... 0.11%
   Mortality Risk Fee(4).................................................. 0.84%
   Other Expenses(5)...................................................... 0.12%
                                                                           ----
     TOTAL ANNUAL EXPENSES................................................ 1.34%

EXAMPLE (6)

  There are no extra expenses if you surrender or annuitize your contract. At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
For a flexible purchase payment deferred con-
 tract:                                         $94    $124    $159     $274
For a single purchase payment deferred con-
 tract(7):                                      $93    $123    $158     $273

-------
NOTES:
(1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if the Contractholder elects to transfer the proceeds of the contract from the Fund to the Insurance Company's general assets. (See "Fixed Payment Options.")
(2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by the Insurance Company is 2%. In certain states, the premium tax may be deducted from the contract value when the contractholder elects to commence annuity benefits rather than from purchase payments as they are received. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")
(3) The percentages shown in the Annual Expenses portion of the table have been rounded off to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")
(4) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for such a contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")
(5) The Fund did not bear any Other Expenses during its most recent fiscal year because the Insurance Company voluntarily assumed these expenses, which consist of fees and expenses of the Board of Managers, including the auditing of Fund assets. The Insurance Company discontinued its voluntary assumption of these expenses, effective January 1, 1995.
(6) The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The figures assume that no premium tax has been deducted from purchase payments. Also, all expense amounts have been rounded off to the nearest dollar.
(7) The minimum purchase payment for a single purchase payment contract is $2,000.

                     PER UNIT INCOME AND CAPITAL CHANGES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)
    (The information in this table relating to the five most recent fiscal years has been audited by Coopers & Lybrand LLP, independent accountants, whose report thereon accompanies the financial statements of the Fund.)

                                                   YEAR ENDED DECEMBER 31
                            ------------------------------------------------------------------------
                             1994    1993   1992    1991   1990   1989   1988    1987   1986   1985
                            ------  ------ ------  ------ ------ ------ ------  ------ ------ ------
  Income and expenses:
   Total investment
    income................  $  .29  $  .16 $  .25  $  .24 $  .16 $  .22 $  .32  $  .12 $  .12 $  .10
   Operating expenses.....     .16     .15    .14     .13    .10    .09    .09     .10    .07    .05
                            ------  ------ ------  ------ ------ ------ ------  ------ ------ ------
   Net investment income..  $  .13  $  .01 $  .11  $  .11 $  .06 $  .13 $  .23  $  .02 $  .05 $  .05
                            ------  ------ ------  ------ ------ ------ ------  ------ ------ ------
  Capital changes:
   Net investment income..  $  .13  $  .01 $  .11  $  .11 $  .06 $  .13 $  .23  $  .02 $  .05 $  .05
   Net realized and
    unrealized gains
    (losses) on
    investments...........   (1.08)   1.26   (.37)   3.35    .34   1.10   (.50)    .84   1.29   1.20
                            ------  ------ ------  ------ ------ ------ ------  ------ ------ ------
   Net increase (decrease)
    in
    accumulation unit
    value.................    (.95)   1.27   (.26)   3.46    .40   1.23   (.27)    .86   1.34   1.25
  Accumulation unit value
   at
   beginning of period....   12.85   11.58  11.84    8.38   7.98   6.75   7.02    6.16   4.82   3.57
                            ------  ------ ------  ------ ------ ------ ------  ------ ------ ------
  Accumulation unit value
   at end of period.......  $11.90  $12.85 $11.58  $11.84 $ 8.38 $ 7.98 $ 6.75  $ 7.02 $ 6.16 $ 4.82
                            ------  ------ ------  ------ ------ ------ ------  ------ ------ ------
  Ratio of operating
   expenses to
   average net assets (%).    1.26    1.26   1.25    1.26   1.26   1.26   1.26    1.26   1.25   1.26
  Ratio of net investment
   income to
   average net assets (%).    1.06     .11    .98    1.11    .69   1.72   3.39     .36    .82   1.12
  Portfolio turnover (%)..  139.43  154.15 171.55  157.43 136.52 206.90 259.70  139.77 120.98 192.08
  Number of accumulation
   units
   outstanding at end of
   period
   (in thousands).........   4,038   4,411  5,104   5,499  5,961  6,958  8,657   9,219  8,534  9,075


 ----------------------------------------------------------------------------
 FINANCIAL STATEMENTS
 ----------------------------------------------------------------------------

   The financial statements of the Fund and of the Insurance Company may be found in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------

  The average annual total return of the Fund illustrated below is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 1994. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. One illustration deducts the maximum premium tax of 2% and then deducts the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. The other illustration does not deduct any premium tax but does deduct the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 1994 to arrive at the contract value. The average annual total return is the annual compounded rate of return which would produce the contract value on December 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURN

                                                    ASSUMING NO
                                                    PREMIUM TAX
                                                    -----------
Period Ending December 31, 1994
   1 Year......................................        -14.9%
   5 Years.....................................          6.5%
  10 Years.....................................         11.8%
                                                 ASSUMING MAXIMUM
                                                   PREMIUM TAX
                                                     OF 2.0%
                                                 ----------------
Period Ending December 31, 1994
   1 Year......................................        -16.6%
   5 Years.....................................          6.1%
  10 Years.....................................         11.6%

  Historical investment performance is also illustrated in the Fund's Annual and Semi-Annual Reports (the "Reports") by showing the percentage change in the unit value without reflecting the impact of any sales and administrative charges. The average annual total returns shown above are lower than the historical investment performance for the same periods because average annual total returns reflect sales and administrative charges. The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any purchase payments or surrenders during the year. The Reports show the percent change in unit value for every calendar year since inception of the Fund. Additionally, the Reports show the percent change in unit value from inception of the Fund to the date of the report and for the 15, 10, 5, and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

--------------------------------------------------------------------------------
DESCRIPTION OF THE INSURANCE
COMPANY AND THE FUND
--------------------------------------------------------------------------------

 The Insurance Company, the first chartered mutual life insurance company in the United States, was organized in 1835 under the laws of The Commonwealth of Massachusetts. The Insurance Company currently has assets of over $16 billion. It offers life insurance, annuity, accident and health insurance products and is licensed to do business in all states, the District of Columbia and Puerto Rico.

 The Fund was established in 1969 by the Insurance Company as a separate in-vestment account in accordance with Massachusetts law. The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund meets the definition of a "sepa-rate account" under Federal securities laws.

 The variable annuity contracts provide that the assets in the Fund shall not be chargeable with liabilities arising out of any other business the Insurance Company may conduct and that the income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without regard to other income and capital gains or losses of the Insurance Company. The obligations arising under the variable annuity contracts are gen-eral corporate obligations of the Insurance Company.

 The Fund is managed by its Board of Managers, which is elected by the Contractholders. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board.

 The Rules and Regulations of the Fund permit it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act, in each case upon approval by a majority vote of the Contractholders and subject to any necessary approval of the Securities and Exchange Commission.

--------------------------------------------------------------------------------
THE VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

 Each Contractholder makes one or more Purchase Payments to the Insurance Com-pany. In the case of deferred contracts each Net Purchase Payment is credited in the form of Accumulation Units, while in the case of immediate contracts the Net Purchase Payment is credited in the form of Annuity Units. The value of these Units fluctuates in accordance with the net investment results of the Fund.

A. HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

 The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. The Insurance Company may, however, limit the amount of Purchase Payments made in any contract year to three times the anticipated annual contribution specified by the Contractholder in the contract application. After the first Purchase Payment is made, no further payments are required to keep the contract in force.

B. ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

 Accumulation Unit Values (which are used to value deferred contracts during the Accumulation Period, as described below in C. 2 of this section under the caption "Accumulation Period (Deferred Contracts)--Contract Value") and Annuity Unit Values (which are used to determine the number of Annuity Units credited under a variable payment option upon annuitization and the amounts of payments made pursuant to a variable payment option during the Annuity Period) are de-termined as of the close of regular trading on the New York Stock Exchange on each day on which the Exchange is open for trading (a "Trading Day") by multi-plying the then current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the appropriate Net Investment Factor determined as of the closing of the Exchange on that day. In determining a Net Investment Factor, the Fund takes into account (i) the investment income paid or accrued on its assets since the previous determination of such Net Investment Factor, plus or minus realized and unrealized capital gains or losses, respectively, during such period, and (ii) deductions for taxes, if any, paid or reserved against and arising from the income and realized and unrealized capital gains on assets of the Fund, other expenses paid by the Fund, expense risk charge and mortality risk charge. The formulas for determining Net Investment Factors are described under the caption "Net Investment Factor" in the Statement of Additional Infor-mation. The Net Investment Factor used to determine current Annuity Unit Values for immediate contracts will be different from the Net Investment Factor used to determine current Accumulation Unit Values during the Accumulation Period and Annuity Unit Values during the Annuity Period for deferred contracts because different deductions attributable to mortality risk assumptions are made in respect of each type of contract.

 In determining the value of the assets of the Fund, each security traded on a national securities exchange is valued at the last reported sale price on the principal exchange on each Trading Day. If there has been no reported sale on such day, then the value of such security is taken to be the last reported bid price on such day. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the last reported sale price. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers or persons acting at their direction.

C. ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. Basis Upon Which Accumulation Units are Credited

 During the Accumulation Period each Net Purchase Payment is credited in the form of Accumulation Units. The number of Accumulation Units credited will be equal to the Net Purchase Payment divided by the value of an Accumulation Unit next determined following receipt of the Purchase Payment at the Insurance Company's Home Office.

2. Contract Value

 The value of a contract during the Accumulation Period is determined by multi-plying the total number of Accumulation Units then credited to the contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

 During the Accumulation Period while the Annuitant is living, the Contractholder may surrender the contract for its value in cash or apply the value under a fixed or variable payment option. (See "Annuity Payment Options Available" and "General Limitations on Options.") The request for surrender must be in writing and must be received at the Home Office prior to the earlier of the Maturity Date or the death of the Annuitant. Payment of surrender pro-ceeds normally will be made within seven days, subject to the Insurance Company's right to suspend payments under certain circumstances described be-low. A partial surrender or withdrawal may also be made in the same manner. The Insurance Company is not required to permit a partial surrender or withdrawal which would reduce the contract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the Contracts before or after the date on which annuity pay-ments are to begin. (See "Federal Income Tax Status.")

 On receipt of a request for surrender, the Insurance Company will cancel the number of Accumulation Units necessary to equal the dollar amount of the with-drawal. Surrenders will be based on Accumulation Unit Values next determined after the surrender request is received at the Home Office or, if payment is to be made under a payment option, such later date as may be specified in the sur-render request.

 Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Insurance Company.

 The Fund may suspend the right of surrender or redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commis-sion during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securi-ties or fairly to determine the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

 No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement, or termination of employment in all institutions of higher education.

 If contracts offered by this prospectus are issued in connection with retire-ment plans, reference should be made to each variable annuity contract and the terms of the applicable plan or trust with respect to limitations or restric-tions on surrender for cash or other forms of early settlement, and careful at-tention should be paid to tax consequences. (See "Federal Income Tax Status.")

4. Death Proceeds

 In the event that the Annuitant dies during the Accumulation Period under a deferred contract, the Insurance Company will pay to the beneficiary, upon re-ceipt of due proof of death of the Annuitant, the contract's death proceeds equal to the greater of (i) the sum of all Purchase Payments made, without in-terest, adjusted for any partial surrenders, and (ii) the value of the contract next determined after the later of the date on which due proof of death is re-ceived at the Home Office and the date on which written election of payment in one sum or under a payment option is received at the Home Office. (See restric-tions on payment options imposed by Section 72(s) of the Code, discussed be-low.)

 The death proceeds will be paid in cash or will be applied to provide one or more of the fixed or variable methods of payment available (see "Annuity Pay-ment Options Available"), depending upon the election made by the Contractholder during the life of the Annuitant. Such an election, particularly in the case of contracts issued in connection with retirement plans qualifying for tax- benefited treatment, would be subject to any applicable requirements of Federal tax law. If the Contractholder has not made such an election, pay-ment will be in a single sum, unless the beneficiary elects an annuity payment option within 90 days after receipt by the Insurance Company of due proof of the death of the Annuitant. Whether and when such an election is made could af-fect when the contract's death proceeds are deemed to be received under the tax laws.

 Section 72(s) of the Code requires that, in order to qualify as annuities un-der Section 72 of the Code, all contracts (i) issued after January 18, 1985 and
(ii) not for use with various retirement plans qualifying for tax- benefited treatment under the Code, must contain certain limitations on the period over which payments from the contract may be made upon the death of the Contractholder. Reference should be made to the contract for a description of these limitations. There are comparable rules to Section 72(s) that govern the timing of payments after the death of the Annuitant in the case of tax-bene-fited retirement plans. (See discussion under heading "Distributions from the Contract" on page 19 of this prospectus.)

 Deferred contracts subject to the law of Texas issued prior to May 1, 1978 contain a special death benefit provision. Reference should be made to such contracts for a description of this provision.

D. ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

 The Annuity Period, in the case of a deferred contract, commences when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

 If contracts offered by this prospectus are used in connection with retirement plans qualifying for tax-benefited treatment, reference should be made to the terms of the particular plan under which a contract is purchased. Such plan will ordinarily provide for a time by which benefits must commence, the period over which such payments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

 A. DEFERRED CONTRACTS

 In applying for a deferred contract the Contractholder ordinarily selects a retirement date (Maturity Date) on which annuity payments are to begin, and a form of payment option. (See "Annuity Payment Options Available.") Each of the annuity payment options may be selected on either a fixed or a variable basis or a combination thereof. The Contractholder may (within the limits of the re-tirement plan, if the contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form up to the date on which annuity payments would otherwise have begun and may surrender the contract in whole or in part on any date up to and including the Maturity Date.

 B. IMMEDIATE CONTRACTS

 Under immediate contracts annuity payments begin on a date mutually agreed upon by the Insurance Company and the Contractholder. That date is normally the date the Purchase Payment is applied. Under these contracts, only the Single Life Annuity and Joint Life Annuity Options (see "Annuity Payment Options Available") are available and only on a variable payment basis. The purchaser of an immediate contract may, at any time prior to the first annuity payment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obligation for future annuity payments under the contract. Payment of surrender proceeds will be made in the same manner as under deferred contracts. (See "Surrender (Redemption) Proceeds.")

2. Sex-Neutral Contracts

 In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, benefits derived from contributions made prior to August 1, 1983 can continue to be cal-culated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of individual variable annuity contracts.

 The contracts currently offered hereby use sex-neutral annuity rates ("Sex-Neutral Contracts"). For contracts purchased prior to the time when Sex-Neutral Contracts were first made available by the Insurance Company and under which annuity payments commenced after August 1, 1983, annuity payments are based on sex-neutral annuity rates, which are the applicable male rates, whether the Payee is male or female. Sex-distinct annuity rates continue to apply to such contracts for which annuity payments commenced prior to August 1, 1983. (See "Variable Payment Options.")

 With respect to contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, benefits will be calculated on a sex-distinct basis.

3. Fixed and Variable Payment Options

 When a Contractholder selects an annuity payment option (see "Annuity Payment Options Available" below), he or she may also choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination thereof. If the Contractholder does not select a payment option by the Maturity Date, variable payments will be made while the Payee is living but for at least ten years. (See "Annuity Payment Options Available" below.)

 A.FIXED PAYMENT OPTIONS

 Fixed payment options are available only under deferred contracts. All pro-ceeds applied under fixed payment options will be transferred from the Fund to the Insurance Company's general assets, and will no longer participate in or be affected by the investment performance of the Fund.

 The applicable annuity purchase rates vary depending on the particular annuity payment option selected and on the age of the Payee (and, where sex-neutral an-nuity rates are not applicable, on the sex of the Payee) when the annuity pay-ment option selected involves a life contingency.

 B.VARIABLE PAYMENT OPTIONS

 When a variable payment option has been elected under a deferred contract, the proceeds (or the selected portion thereof) will be applied at annuity purchase rates then in use by the Insurance Company for immediate contracts, or at the annuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is ap-plied at current Insurance Company variable annuity purchase rates.

 As in the case of fixed payment options, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates are not applicable, on the sex of the Payee) when the annuity payment option selected involves a life contin-gency. Under the variable payment options, however, payments will be subject to variation from month to month, depending upon the investment performance of the Fund.

 The amount of the basic payment level is determined by applying the applicable annuity purchase rates to the proceeds applied to provide the annuity. The dol-lar amount of the initial variable annuity payment will be at the basic payment level unless the contract is an immediate contract and the initial payment is due more than 14 days after the Net Purchase Payment is applied. The higher the age of the Payee, the greater the basic payment level, because the Payee's life expectancy and thus the period of anticipated income payments will be shorter. Under contracts with sex-distinct purchase rates, a given contract value will purchase a higher basic payment for a male Payee than for a female Payee, reflecting the greater life expectancy of the female Payee. If the Contractholder has selected a payment option which provides for a refund at death of the Payee or which guarantees that payments will be made for the balance of a period of a certain number of years after the death of the Payee, the contract value will produce a lower basic payment lev-el.

 The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or de-crease. If the net investment performance of the Fund is the same as the as-sumed interest rate, the monthly payments will remain level. If the net invest-ment performance exceeds the assumed interest rate the monthly payments will increase, and conversely, if it is less than the assumed interest rate the pay-ments will decrease.

 Unless otherwise provided, the assumed interest rate will be at an annual rate of 3.5%. If a 3.5% rate would result in a first payment larger than permitted under applicable state law or regulation, then the Insurance Company will se-lect a lower rate. Subject to the consent of the Insurance Company and if per-mitted under applicable state law, a different annual assumed interest rate not in excess of 5% may be elected by the Contractholder.

 Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net invest-ment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

 The Insurance Company continues to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if annuity payments are made under any variable payment option, including an option not involving a life contingency and under which the Insurance Company bears no mortality risk. (See "Mortality and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

 A. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

 The proceeds may be paid in monthly payments for any definite number of years selected, not exceeding 30.

 B. SINGLE LIFE ANNUITY

 This option and the Joint Life Annuity option (see below) involve life contin-gencies since they provide that payments will be made during the continuation of one or more lives.

  i.  With No Period Certain

  The proceeds are paid in monthly payments during the lifetime of the Payee. This form of Single Life Annuity option offers the maximum level of monthly payments under an option payable over the entire lifetime of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF PAYEE SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF THE PAYEE SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With Period Certain

  This form of Single Life Annuity option is similar to the form described un-der i. above except that payments are guaranteed during the period certain elected. If the Payee should die prior to the end of that period, annuity payments will be continued during the remainder of the period to the desig-nated beneficiary. The period certain elected may be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment level.

 C. JOINT LIFE ANNUITY

  i.  With No Period Certain

  The proceeds are paid in monthly payments during the joint lifetime of the Payee and a designated joint Payee, and thereafter during the remaining life-time of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With 120 Months Certain

  This form of Joint Life Annuity option is similar to the form described un-der i. above, except that the payments are guaranteed for a period certain of 120 months. If both the Payee and the joint Payee should die before the end of that period, annuity pay-ments will be continued during the remainder of such period to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

  This form of Joint Life Annuity option is similar to the form described un-der i. above except that the payments to the survivor, which continue for the survivor's remaining lifetime, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

 D.OTHER METHODS OF PAYMENT

 In addition to the annuity payment options described above, other methods of payment may be selected which are agreed to by the Insurance Company.

5.General Limitations on Options

 In order to qualify as annuities under Section 72 of the Code, all contracts
(a) issued after January 18, 1985 and (b) not for use with various retirement plans qualifying for tax-benefited treatment under the Code, limit the period over which payments from the contracts may be made upon the death of the Contractholder. There are comparable rules that govern the timing of payments after the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

 After an option involving life contingencies becomes operative it may not be changed to another option unless agreed to by the Insurance Company. Once annu-ity payments under such options have begun, the contract cannot be surrendered for a single sum cash payment, except that in the case of any such option in-volving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the contract for a single cash payment equal to the commuted value (which is calculated based on the Assumed Interest Rate) of all remaining unpaid certain payments. Under variable options which do not involve life con-tingencies (such as the Payments for Specified Period option) the contract may be surrendered for the current value in cash of the Accumulation Units standing to its credit; alternatively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surrender pro-ceeds during the Annuity Period shall be in accordance with the procedures ap-plicable to surrenders during the Accumulation Period. (See "Surrender (Redemp-tion) Proceeds.") The election of any option, particularly in connection with contracts issued to retirement plans qualifying for tax-benefited treatment, is subject to applicable requirements of Federal tax law, which may restrict both selection of beneficiaries and manner of payment. Consultation in this case with a qualified tax adviser is recommended prior to the election of any op-tion.

 Options shall be available only with the consent of the Insurance Company if the amount to be applied is less than $2,000. If necessary to bring the amount of each periodic payment to at least $20, the Insurance Company may change the frequency of payments to quarterly, semiannually or annually.

E. OWNERSHIP RIGHTS UNDER THE CONTRACT

 During the Annuitant's lifetime, all rights under the contract are vested solely in the Contractholder unless otherwise provided. Such rights include the right to change the beneficiary, to change the payment option, to assign the contract (subject to the restrictions referred to below), and to exercise all other rights, benefits, options and privileges conferred by the contract or al-lowed by the Insurance Company. Transfer of ownership of the contract from a "pension plan" under the Employee Retirement Income Security Act of 1974 ("ERISA") to a non-spousal beneficiary may require spousal consent.

 Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "pension plans" under ERISA, and are, therefore, subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a pension plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in the contract. Thus, the tax consequences of the purchase of the contracts by pension plans should be considered carefully.

 Those contracts offered by this prospectus which are used with retirement plans qualifying for tax-benefited treatment (such plans are defined below un-der "Retirement Plans Offering Federal Tax Benefits") contain restrictions on transfer or assignment, reflecting requirements of the Code which must be sat-isfied in order to assure continued eligibility for the favorable tax treatment accorded these plans. Such favorable tax treatment is described below under "Federal Income Tax Status." In accordance with such requirements, ownership of such a contract may not be changed and the contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under cer-tain limited circumstances. A Contractholder contemplating a sale, assignment or pledge of the contract should carefully review its provisions and consult a qualified tax adviser.

 If contracts offered by this prospectus are used in connection with retirement plans not qualifying for tax-benefited treatment, such plans may also restrict the exercise of rights by the Contractholder.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

A. OBJECTIVE AND POLICIES

 The investment objective of the Fund is growth of capital through investment principally in equity securities of a diversified group of companies and indus-tries. The investment objective will not be changed in any material way without approval by a majority of the votes attributable to outstanding contracts.

 The Fund will invest primarily in seasoned issues which trade on national or regional stock exchanges or in the over-the-counter market. Current income will not be an important factor in the selection of equity securities. Income and realized capital gains will be reinvested.

 The Fund's portfolio will normally consist principally of common stocks and securities convertible into or carrying rights to purchase common stocks. How-ever, during periods when management considers that economic or market condi-tions make it advisable, a substantial portion of the Fund's assets may be held temporarily in cash or fixed income securities (including long-term fixed in-come securities) whether or not convertible or carrying such rights. No esti-mate can be made as to when or for how long the Fund will employ such a defen-sive strategy. Also, as a matter of operational policy the Fund will keep suf-ficient amounts of cash and United States Government or other high-grade liquid securities on hand to meet current expenses and variable annuity contract obli-gations, and such assets may also be kept on hand for limited periods pending investment in accordance with the Fund's investment policies.

 In furtherance of its investment objective, primary emphasis in the selection of issues for the Fund's portfolio will be given to those securities believed by management to offer a potential for long-term appreciation. However, this emphasis will not preclude occasional investment for short-term appreciation. In the years 1993 and 1994, the Fund's portfolio turnover rate was approxi-mately 154% and 139%, respectively. The variation in the portfolio turnover rate during this period reflects strategic shifts in portfolio holdings de-signed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The rate of the Fund's portfolio turnover may vary significantly from time to time depending on the volatility of prevailing or anticipated economic and market conditions. Higher levels of portfolio turnover may result in higher brokerage costs to the Fund.

 The Fund may change the foregoing investment policies without Contractholder approval.

 It must be recognized that there are risks inherent in the ownership of any security and that there can be no assurance that the investment objective of the Fund will be achieved. Equity securities are subject to price declines as well as advances, and the prices of such securities can decline while the cost of living is rising. Fixed income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The value of the Fund's investments is subject to risks of changing economic conditions and the risk inherent in management's ability to anticipate such changes and, to the extent consistent with the Fund's investment objective and policies, to make appropriate changes in the Fund's portfolio.

 The Fund may invest in repurchase agreements. Under these agreements the Fund purchases a security subject to the agreement of the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and (c) inability to enforce rights and expenses of attempted enforcement.

B. RESTRICTIONS

 The investment restrictions set forth below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders. Ref-erence should by made to the Statement of Additional Information for a descrip-tion of other investment restrictions applicable to the Fund. Some of those re-strictions are fundamental policies which may not be changed without Contractholder approval, and some may be changed by the Board of Managers with-out Contractholder approval.

 The Fund will not:

  1. Purchase any security (other than United States Government obligations) if as a result more than 5% of the Fund's total assets (taken at current value) would be invested in securities of any one issuer or more than 10% of the out-standing voting securities of any one issuer would be held by the Fund;

  2. Concentrate its investments in particular industries, but it may invest up to 25% of its total assets (taken at current value) in a single industry;

  3. Borrow money, except as a temporary measure for extraordinary or emergency purposes, but not for investment purposes, and in an amount not in excess of 5% of its total assets (taken at current value) at the time of such borrowing.

 In addition, pursuant to certain terms of Chapter 175 of the Massachusetts General Laws, not more than 10% of the assets of all separate investment ac-counts, including the Fund, maintained by the Insurance Company may be invested in the capital stock, certificates of participation, or shares of any one cor-poration, association or trust, other than one or more open-end, diversified management investment companies as defined in the 1940 Act, if at the time the investment is made all such separate investment account assets exceed one mil-lion dollars.

 Further, Section 817(h) of the Internal Revenue Code requires the investments of the Fund to be "adequately diversified" in accordance with Treasury Regula-tions. To the extent of any conflict between the restrictions listed above and the regulations under Section 817(h), the regulations will control. (See dis-cussion of the Section 817(h) regulations under "Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment," below.)

--------------------------------------------------------------------------------
DEDUCTIONS AND EXPENSES
--------------------------------------------------------------------------------

A. DEDUCTIONS FROM PURCHASE PAYMENTS FOR SALES AND ADMINISTRATIVE SERVICES AND PREMIUM TAXES

 New England Securities serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Insurance Company and New En-gland Securities. The Insurance Company retains the deductions for sales ex-penses described below except for amounts paid to New England Securities for services it performs and expenses it incurs as principal underwriter. New En-gland Securities registered representatives receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase pay-ments.

 Under the terms of an administrative agreement between the Fund and the Insur-ance Company, the Insurance Company furnishes or bears the expense of all le-gal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribution agreement. To cover the cost of providing these services, the In-surance

Company retains the deduction for administrative expenses described below.

 Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund (see "Accumulation Unit Val-ues, Annuity Unit Values and Net Investment Factors"): (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund (but see "State Taxation"), (b) fees for mortality and expense risks assumed and for investment advisory services, (c) brokerage com-missions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Manag-ers, including the auditing of Fund assets.

 Various states impose a premium tax on annuity purchase payments received by insurance companies. The Insurance Company may deduct these taxes from Purchase Payments and currently does so for Contracts subject to the insurance tax law of Pennsylvania, Kentucky and South Dakota. Certain states may require the In-surance Company to pay the premium tax when the Contract Owner elects to com-mence annuity benefits rather than when Purchase Payments are received. In those states the Insurance Company may deduct the premium tax on the date when annuity payments are to begin. Currently, the Insurance Company follows this procedure for Contracts subject to the insurance tax law of North Carolina. The maximum premium tax currently deducted by the Insurance Company is 2%. The In-surance Company may in the future deduct premium taxes under Contracts subject to the insurance tax laws of other states, or the applicable premium tax rates may change.

 Surrender of a contract may result in a credit against the premium tax liabil-ity of the Insurance Company in certain states. In such event, the surrender proceeds will be increased accordingly.

 Premium tax rates are subject to being changed by law, administrative inter-pretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and the insurance tax law of the state.

 Sales and administrative expenses are deducted from each After-tax Purchase Payment. The resulting amount is the Net Purchase Payment. It is expected that the deductions for sales expenses will cover sales expenses over the life of the contracts. To the extent sales expenses are not covered by the deduction for sales expenses, they will be recovered from the general account of the In-surance Company, including any income derived from the mortality and expense risk deductions (see "Mortality and Expense Risks and Deductions").

 The applicable deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the tables below:


  Deductions Applicable to Flexible Purchase Payment Contracts

                                                           Deduction for
                                                           Sales Expenses
      Portion of      Deduction Deduction for            as a Percentage of
   Total After-Tax    for Sales Administrative   Total     Portion of Net
   Purchase Payment   Expenses     Expenses    Deduction  Purchase Payment
     First $46           6.0%         3.0%        9.0%          6.6%
     Balance             6.0%         2.0%        8.0%          6.5%

  Deductions Applicable to Single Purchase Payment Contracts
                                                           Deduction for
                                                           Sales Expenses
      Portion of      Deduction Deduction for            as a Percentage of
   Total After-Tax    for Sales Administrative   Total     Portion of Net
   Purchase Payment   Expenses     Expenses    Deduction  Purchase Payment
     First $ 5,000      6.00%        2.00%        8.0%          6.5%
     Next  95,000       3.75%        0.25         4.0           3.9%
     Balance            1.75         0.25         2.0           1.8%


 Under Contracts that have been sold to the following persons, purchase pay-ments will be subject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales ex-penses: certain present and retired employees and certain current and former directors and trustees (including members of the Board of Managers of the Fund) of The New England and its subsidiaries and mutual funds sponsored by The New England; agents and general agents of The New England and its insurance company subsidiaries; certain current and retired employees of such agents and general agents; the surviving spouses of the employees, agents and general agents listed above; and any retirement plan or trust for the benefit of the persons listed above.

B. DEDUCTIONS FROM FUND ASSETS

1.Investment Advisory Services and Deductions

 Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, serves as investment adviser to the Fund under an advisory agreement dated September 1, 1993, which provides that CGM will man-age, subject to the supervision of the Fund's Board of Managers, the investment and reinvestment of the assets of the Fund. For providing such services the Fund pays CGM an annual fee of .3066% of the average net assets of the Fund. This fee is computed on a daily basis and is payable monthly.

 CGM, an affiliate of the Insurance Company, has served as investment adviser since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles & Company, Incorporated, whose Capital Growth Management Division was reorganized into CGM on that date. The general partner of CGM is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. CGM provides discretionary investment services to advisory clients, including other invest-ment company portfolios.

2.Mortality and Expense Risks and Deductions

 Variable annuity payments will not be affected by mortality or expense experi-ence adverse to the Insurance Company because the Insurance Company assumes the "expense risk" and the "mortality risk" under the contracts, for which assump-tions it receives deductions from Fund assets.

 The "expense risk" assumed by the Insurance Company is the risk that the de-ductions for sales and administrative expenses, and the deductions for invest-ment ad-visory services, provided for in the variable annuity contract may be insuffi-cient to cover the actual cost of such items.

 The "mortality risk" assumed by the Insurance Company has two elements: a "life annuity mortality risk" and, in the case of deferred contracts, a "mini-mum death refund risk."

 The "life annuity mortality risk" assumed is that the Insurance Company agrees to make annuity payments under options involving life contingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

 Under deferred contracts the Insurance Company also assumes a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

 For assuming these risks the Insurance Company makes the following daily deductions from the Fund's net assets:

 i. For deferred contracts: .00260% (.9490% on an annual basis consisting of .8395% for mortality risk assumptions and .1095% for expense risk assumptions).

 ii. For immediate contracts: .00190% (.6935% on an annual basis consisting of .5840% for mortality risk assumptions and .1095% for expense risk assumptions).

 The percentage of these deductions will not increase over the life of a contract.

C. TOTAL EXPENSES

 For the year ended December 31, 1994, the Fund's total expenses equalled 1.26% of its average net assets.

--------------------------------------------------------------------------------
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
--------------------------------------------------------------------------------

 The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

  1. Plans qualified under Section 401(a), 401(k) or 403(a) of the Code ("Qualified Plans");

  2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");

  3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("Simplified Employee Pension Plans");

  4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

  5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

 An investor should consult a qualified tax or other adviser as to the suit-ability of the contracts as a funding vehicle for retirement plans qualifying for tax-benefited treatment, as to the rules underlying such plans, and as to state and Federal tax aspects of such plans.

 A summary of the Federal tax laws regarding contributions to, and distribu-tions from, the above tax-benefited retirement plans may be found below at page 18 of this prospectus under the heading "Special Rules for Annuities Purchased for Annuitants under Retirement Plans Qualifying for Tax-Benefited Treatment." It should be understood that should a tax-benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax bene-fits described herein.

 In the case of most TSA Plans under Section 403(b)(1) of the Code, and in the case of IRAs purchased under Section 408(b) of the Code, the individual vari-able annuity contracts offered in this prospectus comprise the retirement "plan" itself. These contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions described in this prospectus. Reference should be made to the contracts and any endorsements for more complete information.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
--------------------------------------------------------------------------------

The following discussion is intended as a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax ad-viser.

A. TAX STATUS OF THE INSURANCE COMPANY AND THE FUND

 The Insurance Company is taxed as a life insurance company under the Code. The Fund and its operations are part of the Insurance Company's total operations and are not taxed separately. Under current law no taxes are payable on the in-vestment income and capital gains of the Fund. Such income and gains will be retained in the Fund and will not be taxable until received by the Annuitant or the Annuitant's beneficiary in the form of annuity payments or other distribu-tions.

 If under future law the assets, investment income or capital gains of the Fund are subject to taxes, the contracts provide that the Insurance Company may make an appropriate charge or reserve against the assets of the Fund for such taxes.

B. TAXATION OF THE CONTRACTS

 The variable annuity contracts described in this prospectus are considered an-nuity contracts the taxation of which is governed by the provisions of Section 72 of the Code. As a general proposition, Section 72 provides that Contractholders are not subject to current taxation on increases in the value of the contracts until they are received by the Annuitant or beneficiary in the form of annuity payments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment.")

 Under the general rule of Section 72, to the extent there is an "investment" in an annuity contract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity pay-ment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract which are deductible by the contribu-tor and earnings on all contributions to the annuity contract will not consti-tute an "investment" in the annuity contract under Section 72.

 1. Special Rules for Annuities Purchased for Annuitants Under Retirement Plans Qualifying for Tax-Benefited Treatment

 Set forth below is a summary of the Federal tax laws applicable to contribu-tions to, and distributions from, retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Of-fering Federal Tax Benefits." You should understand that the following summary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations thereunder regarding retirement trusts and plans, the documents which must be prepared and executed, and the require-ments which must be met to obtain favorable tax treatment for them are very complex. A person contemplating the purchase of a contract for use with a re-tirement plan qualifying for tax-benefited treatment under the Code should con-sult a qualified tax adviser as to all applicable Federal and state tax aspects of the contracts and, if applicable, as to the suitability of the contracts as investments under ERISA.

 A. PLAN CONTRIBUTION LIMITATIONS

  i.  Qualified Plans, Simplified Employee Pension Plans and Governmental Plans

  Statutory limitations on contributions to Qualified Plans, Simplified Em-ployee Pension Plans and Governmental Plans may limit the amount of money that may be contributed to the contract in any contract year. Any purchase payments attributable to such contributions are tax deductible to the em-ployer and are not currently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any increase in contract value attributable to such contributions are not subject to taxation until payments from the contract are made to the Annuitant or his/her beneficia-ries.

  ii. TSA Plans

  Purchase payments attributable to contributions to TSA Plans are not includ-ible within the Annuitant's income to the extent such purchase payments do not exceed the lesser of $9,500 or the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's in-cludible compensation, number of years of service, and prior years of contri-butions. For more information, the Annuitant should obtain a copy of IRS Pub-lication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations which will better assist the Annuitant in calculating the exclusion allowance to which he or she may be entitled for any given tax year. Any purchase payments attributable to permissible contributions under Code Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the contract.

  iii. IRAs

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensa-tion if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse earns no compensation (or elects to be treated as earning no compensation) and is not yet age 70 1/2. In the case of a spousal IRA, the maximum tax deductible purchase payment which may be deducted is the lesser of $2,250 or 100 percent of compensation of the working spouse. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $25,000 and $35,000 for an individual, between $40,000 and $50,000 for a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A taxpayer may also make non-deductible purchase payments. However, the total of deductible and nondeduct-ible purchase payments may not exceed the limits described above for deduct-ible payments. For more information concerning contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Ac-counts.

  iv. Section 457 Plans

  Generally, under a Section 457 Plan, an employee or executive may defer in-come under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $7,500. The amounts so deferred (including earn-ings thereon) by an employee or executive electing to contribute to a Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with em-ployee contributions remain the sole property of the employer and may be sub-ject to the general creditors of the employer. The employer retains all own-ership rights to the contract including voting and redemption rights which may accrue to the contract(s) issued under the plan.

 B. DISTRIBUTIONS FROM THE CONTRACT

 Mandatory Withholding on Certain Distributions

 Many distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to automatic withholding by the plan or payor at the rate of 20%. Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

  i. Qualified Plans, TSA Plans, IRAs, Simplified Employee Pension Plans and Governmental Plans

  Payments made from the contracts held under a Qualified Plan, TSA Plan, IRA, Simplified Employee Pension Plan or Governmental Plan are taxable under Sec-tion 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will, subject to restrictions and penalties discussed below, also be included in income in the year of receipt. If there is any "invest-ment" in the contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount in-cludible in income. This penalty tax does not apply (i) to distributions of excess contributions or deferrals; (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her beneficiary); or
 (iv) when distribution is made pursuant to a qualified domestic relations or-der. In the case of IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply.

  If the Annuitant dies before distributions begin, distributions must be com-pleted within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficia-ry. If the Annuitant's spouse is the beneficiary, distributions need not be-gin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be dis-tributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax-free treatment under
 Section 403(b) of the Code may be made.

  Annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the Annuitant at-tains age 70 1/2. In the case of a Governmental Plan, these distributions must begin by the later of the date determined by the preceding sentence or April 1 of the calendar year following the year in which the Annuitant re-tires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount which should be distributed may be im-posed by the Internal Revenue Service for failure to distribute the required minimum distribution amount.

  ii. Section 457 Plans

   When a distribution under a contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emer-gency). In addition, a distribution prior to age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income unless other-wise exempt.

   Generally, annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the An-nuitant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribu-tion amount" which is determined by distribution rules under the plan. A pen-alty tax of up to 50% of the amount which should be distributed may be im-posed by the Internal Revenue Service for failure to distribute the required minimum distribution amount. If the Annuitant dies before distributions be-gin, the same special distribution rules apply in the case of Section 457 Plans as apply in the case of Qualified Plans, TSA Plans, IRAs, Simplified Employee Pension Plans and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

 2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

 For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until amounts are received, either in the form of annuity payments as contemplated by the contract or in a full or partial lump sum settlement of the Insurance Company's obligations to the Contractholder.

 Under Section 72(u) of the Code, however, contracts, including the contracts described herein, held by other than a natural person (i.e., those held by a corporation or certain trusts) will generally not be treated as an annuity contract for Federal tax purposes. This means an annuity contractholder who is not a natural person will have to include in income any increase during the taxable year in the accumulated value over the investment in the contract.

 Section 817(h) of the Code requires the investments of the Fund to be "ade-quately diversified" in accordance with Treasury Regulations. Failure to do so means the variable annuity contracts described herein would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and the Insurance Company believes that the Fund complies fully with these requirements.

 Any amount received in a surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any in-creases in the value of the contract resulting from earnings or gains of the Fund.

 The Code also imposes a ten percent penalty tax on amounts received under a contract, before or after the annuity starting date, which are includible in gross income. The penalty tax will not apply to any amount received under the contract (1) after the Contractholder has attained age 59 1/2, (2) after the death of the Contractholder, (3) after the Contractholder has become totally and permanently disabled, (4) as one of a series of substantially equal peri-odic payments made for the life (or life expectancy) of the Contractholder or the joint lives (or life expectancies) of the Contractholder and a beneficiary,
(5) if the contract is purchased under certain types of retirement plans or ar-rangements, (6) allocable to investments in the contract before August 14, 1982, or (7) if the contract is an immediate annuity contract.

 In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by the Insurance Company or its affiliates to the same Contractholder within a calendar year will be treated as one contract.

 If the Contractholder dies, the tax law requires certain distributions from the contract. (See "Death Proceeds.")

3. Tax Withholding

 The Code and the laws of certain states require tax withholding on distribu-tions made under annuity contracts, unless the recipient has made an election not to have any amount withheld. The Insurance Company provides recipients with an opportunity to instruct it as to whether taxes are to be withheld.

--------------------------------------------------------------------------------
STATE TAXATION
--------------------------------------------------------------------------------

The Insurance Company is subject to a tax levied by The Commonwealth of Massa-chusetts on its investment income. Currently, the rate of the tax is 14% of the net investment income of the Insurance Company. Although the administrative agreement between the Insurance Company and the Fund provides that the Fund shall be charged with any taxes arising from the income on Fund assets, the In-surance Company has not charged the Fund with this tax in the past nor does it have any present intention of doing so in the future. However, the Insurance Company reserves its freedom of action in this connection.

--------------------------------------------------------------------------------
VOTING RIGHTS
--------------------------------------------------------------------------------

All Contractholders have the right to vote at any meeting of Contractholders. The number of votes which each Contractholder may cast at any meeting is deter-mined as of the record date chosen by the Board of Managers which must be within 90 days before the date of the meeting. At least 20 days' written notice of the meeting must be given. The number of votes which a Contractholder may cast on a contract in the Accumulation Period is equal to the number of Accumu-lation Units credited to the contract. During the Annuity Period a Contractholder may cast the number of votes equal to (i) the amount of assets established in the Fund to meet the obligation for future payments under vari-able options elected under the contract divided by (ii) the value of an Accumu-lation Unit. The number of votes attributable to a contract during the Annuity Period will tend to decrease over time.

 Although the Contractholder has the sole right to cast all votes attributable to the contract, during the Accumulation Period an Annuitant has the right to instruct the Contractholder as to how such votes shall be cast in the following circumstances: (i) if the Annuitant is covered by a contract issued in connec-tion with an individual retirement account established pursuant to Section 408(a) of the Code or (ii) if the Annuitant is an employee covered by a contract issued in connection with a Qualified Plan or a retirement plan not qualifying for fa-vorable Federal tax treatment, then the Annuitant may instruct the Contractholder (a) as to votes attributable to the Annuitant's own Purchase Payments (voluntary contributions) and (b) to the extent authorized by the plan, as to any other votes under the contract. Similarly, during the annuity period, every Annuitant or other Payee has the right to instruct the Contractholder with respect to all votes attributable to the amount of assets established in the Fund to meet the obligations for future payments.

 If a Contractholder receives instructions from less than all the persons enti-tled to instruct it, it is required to cast the votes for which it receives no instructions for or against each proposal only in the same proportion as votes for which instructions have been received. If no instructions are received by the Contractholder from any person entitled to instruct it, it may vote in its sole discretion.

 In the case of a contract issued pursuant to Section 403(b) of the Code (annu-ity purchase plan adopted by a public school system or certain other tax-exempt organizations) or Section 408(b) of the Code (individual retirement annuity), the Annuitant is the Contractholder for voting and all other purposes during both the Accumulation and Annuity Periods.

 If the Insurance Company should maintain assets in the Fund which are not at-tributable to Contractholders, it will cast the votes attributable to such as-sets in the same manner and proportion in which the votes attributable to Contractholders are cast.

 Each Annuitant or other Payee, if any, having the right to instruct the Contractholders with respect to any votes is entitled to receive from the Contractholder a notice of that right and of the number of votes to which such right is applicable. All notices and proxy materials will be provided to the Contractholders in sufficient number for distribution to all such Annuitants and other Payees.

 The Fund does not hold regular annual meetings of Contractholders. Rather, meetings of Contractholders are held only when required by the 1940 Act or as otherwise deemed appropriate by the Fund's Board of Managers.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
SPECIAL TERMS.............................................................    2
HIGHLIGHTS................................................................    3
EXPENSE TABLE.............................................................    4
PER UNIT INCOME AND CAPITAL CHANGES.......................................    5
FINANCIAL STATEMENTS......................................................    5
FUND PERFORMANCE..........................................................    6
DESCRIPTION OF THE INSURANCE COMPANY AND THE FUND.........................    7
THE VARIABLE ANNUITY CONTRACTS............................................    7
A. How Contract Purchase Payments May be Made.............................    7
B. Accumulation Unit Values, Annuity Unit Values and Net Investment
   Factors................................................................    7
C. Accumulation Period (Deferred Contracts)...............................    8
   1. Basis Upon Which Accumulation Units are Credited....................    8
   2. Contract Value......................................................    8
   3. Surrender (Redemption) Proceeds.....................................    8
   4. Death Proceeds......................................................    9
D. Annuity Period (Deferred and Immediate Contracts)......................    9
   1. Choice of Retirement Date and Annuity Payment Option................    9
   2. Sex-Neutral Contracts...............................................   10
   3. Fixed and Variable Payment Options..................................   10
   4. Annuity Payment Options Available...................................   11
   5. General Limitations on Options......................................   12
E. Ownership Rights Under the Contract....................................   12
                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...........................   13
A. Objective and Policies.................................................   13
B. Restrictions...........................................................   14
DEDUCTIONS AND EXPENSES...................................................   14
A. Deductions from Purchase Payments for Sales and Administrative Services
   and Premium Taxes......................................................   14
B. Deductions from Fund Assets............................................   16
   1. Investment Advisory Services and Deductions.........................   16
   2. Mortality and Expense Risks and Deductions..........................   16
C. Total Expenses.........................................................   17
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS............................   17
FEDERAL INCOME TAX STATUS.................................................   18
A. Tax Status of the Insurance Company and the Fund.......................   18
B. Taxation of the Contracts..............................................   18
   1. Special Rules for Annuities Purchased for Annuitants under
      Retirement Plans Qualifying for Tax-Benefited Treatment.............   18
   2. Special Rules for Annuities Used by Individuals or with Plans and
      Trusts not Qualifying under the Code for Tax-Benefited Treatment....   20
   3. Tax Withholding.....................................................   21
STATE TAXATION............................................................   21
VOTING RIGHTS.............................................................   21

                    ----------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                      TABLE OF CONTENTS

                    ----------------------------------------

                                                                            PAGE
                                                                            ----
      INVESTMENT OBJECTIVE AND POLICIES....................................   3
      MANAGEMENT OF THE FUND...............................................   4
      INVESTMENT ADVISORY AND OTHER SERVICES...............................   7
        Advisory Agreement.................................................   7
        Administrative Agreement...........................................   8
        Distribution Agreement.............................................   9
        Safekeeping of Securities..........................................   9
        Independent Accountants............................................   9
      PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.....................  10
      DISTRIBUTION OF CONTRACTS............................................  11
      CALCULATION OF PERFORMANCE DATA......................................  11
      ANNUITY PAYMENTS.....................................................  12
      NET INVESTMENT FACTOR................................................  14
      EXPERTS..............................................................  15
      FINANCIAL STATEMENTS.................................................  16

                    ----------------------------------------

  If you would like to obtain a copy of the Statement of Additional Information of the Fund, please complete the request form below and mail it to:

                       New England Securities Corporation
                       399 Boylston Street
                       Boston, Massachusetts 02116

-------------------------------------------------------------------------------
               Please send a copy of the Statement of Additional
             Information of New England Variable Annuity Fund I to:

            -----------------------------------------------------
                                      Name

            -----------------------------------------------------
                                     Street


            -----------------------------------------------------
                         City             State    Zip

-------------------------------------------------------------------------------

INVESTMENT ADVISER
Capital Growth Management Limited Partnership
Boston, Massachusetts
DISTRIBUTOR
New England Securities Corporation
Boston, Massachusetts
LEGAL COUNSEL
Ropes & Gray
Boston, Massachusetts
AUDITORS
Coopers & Lybrand
Boston, Massachusetts




501 Boylston Street
Boston, Massachusetts 02116
617-578-2000
-------------------------------------------------------------------------------

EQUAL OPPORTUNITY EMPLOYER M/F

(C)1995 New England Mutual Life Insurance Company

VAP-1036P-95
[Logo]

-------------------------------------------------------------------------------
New England
Variable Annuity
Fund I

Prospectus
May 1, 1995